================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             POTLATCH CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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


                                [LOGO OF POTLATCH]

                              POTLATCH CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 1998

                               ----------------

                           NOTICE AND PROXY STATEMENT

                                                  [LOGO OF POTLATCH]

                                                  POTLATCH CORPORATION

                                                  601 West Riverside Ave.,
                                                  Suite 1100
                                                  Spokane, Washington 99201
                                                  Telephone (509) 835-1500
                                                  FAX (509) 835-1555

March 26, 1998

Dear Potlatch Stockholder:

  I am pleased to invite you to Potlatch's Annual Meeting of Stockholders. The meeting will be at 11:00 a.m. on Thursday, May 21, 1998 at The Coeur d'Alene Resort, 115 South Second Street, Coeur d'Alene, Idaho.

  At the meeting, you and the other stockholders will elect six directors to the Potlatch Board. You also will have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find other detailed information about Potlatch and its operations, including its audited financial statements, in the enclosed Annual Report.

  We hope you can join us on May 21. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please MARK your votes on the enclosed proxy, SIGN AND DATE THE PROXY, and RETURN it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

                               Sincerely,

                               /s/ John M. Richards

                               John M. Richards
                               Chairman of the Board and
                               Chief Executive Officer

                             POTLATCH CORPORATION
                     601 WEST RIVERSIDE AVENUE, SUITE 1100
                           SPOKANE, WASHINGTON 99201

                                                                 March 26, 1998

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1998


  Potlatch Corporation will hold its Annual Meeting of Stockholders at The Coeur d'Alene Resort, 115 South Second Street, Coeur d'Alene, Idaho, on Thursday, May 21, 1998 at 11:00 a.m.

  We are holding this meeting:

  . to elect six directors to serve until the 2001 Annual Meeting of Stockholders; and

  .  to transact any other business that properly comes before the meeting.

  Your Board of Directors has selected March 23, 1998 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at the law offices of Paine, Hamblen, Coffin, Brooke & Miller LLP, 816 Sherman Avenue, Coeur d'Alene, Idaho, for ten days before the meeting.

  This Proxy Statement, proxy and Potlatch's 1997 Annual Report to Stockholders are being distributed on or about March 27, 1998.

                                          By Order of the Board of Directors

                                          /s/ Betty R. Fleshman

                                          Betty R. Fleshman
                                          Secretary

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
GENERAL INFORMATION ......................................................   1
ELECTION OF DIRECTORS.....................................................   3
   Nominees for Election for a Three-Year Term Ending with the 2001 Annual
    Meeting...............................................................   3
   Directors Continuing in Office Until the 1999 Annual Meeting of
    Stockholders..........................................................   4
   Directors Continuing in Office Until the 2000 Annual Meeting of
    Stockholders..........................................................   5
   Committees of the Board of Directors; Meetings.........................   6
STOCK OWNERSHIP...........................................................   7
   Beneficial Ownership of Certain Stockholders, Directors and Executive
    Officers..............................................................   7
   Section 16(a) Beneficial Ownership Reporting Compliance................   8
COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS................   9
   Compensation of Directors..............................................   9
   Compensation of the Named Executive Officers--Summary Compensation
    Table.................................................................  10
   Option/SAR Grants in Last Fiscal Year..................................  11
   Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
    Option/SAR Values.....................................................  12
   Other Employee Benefit Plans...........................................  12
   Certain Transactions...................................................  13
EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE REPORT ON
     EXECUTIVE COMPENSATION...............................................  14
   Compensation Policy....................................................  14
   1997 Company Performance...............................................  15
   1997 Executive Compensation............................................  15
   1997 Chief Executive Compensation......................................  15
PERFORMANCE GRAPH.........................................................  16

                 ----------------------------------------------
                 For directions to the meeting, you will find a map on the back cover of this Proxy Statement
                 ----------------------------------------------

                              GENERAL INFORMATION

Q: WHO IS SOLICITING MY PROXY?

A: We--the Board of Directors of Potlatch Corporation--are sending you this
   Proxy Statement in connection with our solicitation of proxies for use at Potlatch's 1998 Annual Meeting of Stockholders. Certain directors, officers and employees of Potlatch and D.F. King (a proxy solicitor) also may solicit proxies on our behalf by mail, phone, fax or in person.

Q: WHO IS PAYING FOR THIS SOLICITATION?

A: Potlatch will pay for the solicitation of proxies, including D.F. King's estimated fee of $7,500 plus out-of-pocket expenses. Potlatch also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Potlatch common stock.

Q: WHAT AM I VOTING ON?

A: The election of Richard A. Clarke, Allen F. Jacobson, George F. Jewett,
   Jr., Vivian W. Piasecki, Robert G. Schwartz and L. Pendleton Siegel to the Board of Directors.

Q: WHO CAN VOTE?

A: Only those who owned common stock at the close of business on March 23, 1998, the record date for the Annual Meeting, can vote. If you beneficially owned common stock on the record date, you have either four votes or one vote per share for each director up for election at the Annual Meeting. You have four votes per share if you have owned the share continuously since March 1, 1994, or acquired it through Potlatch's tax-qualified employee benefit plans or its dividend reinvestment plan. You have one vote per share in all other circumstances. If you own your shares of common stock in "street" or "nominee" name, we assume that each of your shares has only one vote. To have four votes per share, you must prove that you have beneficially owned the shares continuously from March 1, 1994. You can do this by signing the certification on your proxy. Potlatch may still require additional evidence of continuous ownership.

Q: WHAT DOES "BENEFICIALLY OWNED" MEAN?

A: Under the Securities and Exchange Commission's definition, "beneficial ownership" of shares means shares over which a person has sole or shared voting or investment power.

Q: WHEN DO I GET FOUR VOTES A SHARE?

A: You get four votes per share when you have held the share for at least 48 consecutive calendar months (dating from the first day of the first full month on or after the date you acquire beneficial ownership of the share) before the record date for a stockholders' meeting. On certain matters, Potlatch's Restated Certificate of Incorporation gives you only one vote per share.

Q: HOW DO I VOTE?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person--by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the nominees for director.

Q:  WHAT CONSTITUTES A QUORUM?

A: On the record date, Potlatch had 29,005,537 shares of common stock, $1.00 par value, outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the voting power of the common stock (that is a majority of the total number of votes entitled to be cast) and one-third of the total number of shares outstanding on the record date are present in person or represented by effective proxies. If you do not vote, or if a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose. Directors need the affirmative vote of holders of a majority of the voting power present to be elected.

Q:  WHAT HAPPENS IF I WITHHOLD MY VOTE FOR AN INDIVIDUAL DIRECTOR?

A: Withheld votes are counted as "no" votes for the individual director.

Q:  CAN I VOTE ON OTHER MATTERS?

A: Potlatch's By-laws limit the matters presented at an annual meeting to those in the notice of the meeting, those otherwise properly presented by the Board of Directors and those presented by stockholders so long as the stockholder gives the Secretary written notice of the matter not less that 30 days and not more than 60 days before the meeting. We do not expect any other matter to come before the meeting. If any other matter is presented at the Annual Meeting, your signed proxy gives the individuals named as proxies authority to vote your shares.

Q:  WHEN ARE 1999 STOCKHOLDER PROPOSALS DUE?

A: To be considered for presentation at Potlatch's 1999 Annual Meeting of Stockholders and included in the proxy statement, a stockholder proposal must be received at Potlatch's offices no later than November 27, 1998.

Q:  HOW DO I NOMINATE SOMEONE TO BE A POTLATCH DIRECTOR?

A: A stockholder may recommend nominees for director to the Nominating
   Committee by giving the Secretary a written notice by February 1 before the annual meeting of stockholders. The notice must include the full name, age, business and residence addresses, principal occupation or employment of the nominee, the number of shares of Potlatch common stock the nominee beneficially owns, any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934 and the nominee's written consent to the nomination and to serve, if elected.

                             ELECTION OF DIRECTORS

  Potlatch's Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, you and the other stockholders will elect six individuals to serve as directors until the 2001 Annual Meeting or until the end of the calendar year in which a director becomes 72. Each of the nominees is now a member of the Board of Directors.

  The individuals named as proxies will vote the enclosed proxy for the election of all nominees unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the Board. We recommend a vote FOR each nominee.

  Below are the names and ages of the directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM ENDING WITH THE 2001 ANNUAL
MEETING

  .Richard A. Clarke        Age 67, a director since 1985. Retired; Chairman
                            of the Board of Pacific Gas and Electric Company
                            (a public utility) from July 1994 through June
                            1995 and its Chief Executive Officer from May 1986 through June 1994. Also a director of BankAmerica
                            Corporation, Bank of America NT&SA, CNF
                            Transportation Inc., PG&E Corporation and Pacific
                            Gas and Electric Company.

  .Allen F. Jacobson*       Age 71, a director since 1990. Retired; Chairman
                            of the Board and Chief Executive Officer of Minnesota Mining and Manufacturing Company (a diversified manufacturing company) from March 1986 through October 1991. Also a director of Deluxe
                            Corporation, Mobil Corporation, Sara Lee
                            Corporation, Silicon Graphics, Inc., U S WEST,
                            Inc. and Valmont Industries, Inc.

  .George F. Jewett, Jr.*   Age 70, a director since 1957. Our Vice Chairman
                            of the Board.

  .Vivian W. Piasecki       Age 67, a director since 1992. Trustee of the
                            University of Pennsylvania Health Systems (a
                            health service and educational institution) and
                            Chairman of the Board of Overseers for the
                            University of Pennsylvania School of Nursing and
                            Penn Nursing Network. Also a director of First
                            Union Bank, NA Pennsylvania Regional Board.
--------
* We anticipate that Mr. Jacobson will retire on December 31, 1998 and Mr. Jewett on December 31, 1999--the end of the calendar year in which each becomes 72. When each retires, we may elect a new director to complete his term or reduce the number of directors.

  .Robert G. Schwartz       Age 69, a director since 1973. Retired; Chairman
                            of the Board of Metropolitan Life Insurance
                            Company (a life insurance company) from February
                            1983 through March 1993 and its President and Chief Executive Officer from September 1989 through March 1993. Also a director of COMSAT
                            Corporation, Consolidated Edison Company of New
                            York, Inc., Lone Star Industries, Inc., Lowe's
                            Companies, Inc., Metropolitan Life Insurance
                            Company, Mobil Corporation and Reader's Digest
                            Association, Inc.

  .L. Pendleton Siegel      Age 55, a director since 1997. Our President and
                            Chief Operating Officer since May 1994, our
                            Executive Vice President--Pulp-Based Operations from August 1993 to May 1994 and our Group Vice
                            President--Pulp and Paperboard from March 1992 through July 1993.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS

  .Kenneth T. Derr          Age 61, a director since 1994. Chairman of the
                            Board and Chief Executive Officer of Chevron
                            Corporation (an international oil company). Also a director of AT&T and Citicorp.

  .Toni Rembe               Age 61, a director since 1975. A partner of
                            Pillsbury Madison & Sutro LLP (a law firm). Also a director of Transamerica Corporation and SBC
                            Communications Inc.

  .Richard M. Rosenberg     Age 67, a director since 1992. Retired; Chairman
                            of the Board of BankAmerica Corporation (a bank holding company) and Bank of America NT&SA (a bank) from October 1992 through May 1996, Chief
                            Executive Officer of both companies from May 1990 to December 1995 and President of both companies from May 1990 to April 1992 and from October 1992 to August 1995. Also a director of Airborne
                            Express, BankAmerica Corporation, Bank of America
                            NT&SA, Northrop Grumman Corporation and SBC
                            Communications Inc.

  .Charles R. Weaver        Age 69, a director since 1987. Retired; Chairman
                            of the Board and Chief Executive Officer of The
                            Clorox Company (a household consumer products company), from April 1986 through June 1992. Also a director of Unocal Corporation.

  .William T.               Age 54, a director since 1990. A Clinical
   Weyerhaeuser**           Psychologist in Tacoma, Washington and owner and
                            Chairman of the Board of Yelm Telephone Company.
                            Also a director of Clearwater Management Company,
                            Inc.
--------
** Dr. W.T. Weyerhaeuser and Mr. F.T. Weyerhaeuser are first cousins.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS

  .Richard B. Madden        Age 68, a director since 1971. Retired; Our
                            Chairman of the Board and Chief Executive Officer from December 1977 to May 1994. Also a director of CNF Transportation Inc., PG&E Corporation and URS
                            Corporation.

  .Richard M. Morrow*       Age 72, a director since 1990. Retired; Chairman
                            of the Board and Chief Executive Officer of Amoco
                            Corporation (a petroleum and chemical products company) from September 1983 through February 1991 and Chairman of the Board of Westinghouse Electric
                            Corporation (an electrical equipment company) from January 1993 through June 1993. Also a director of
                            Marsh and McLennan Companies, Inc. and Seagull
                            Energy Corporation.

  .John M. Richards         Age 60, a director since 1991. Our Chairman of the
                            Board and Chief Executive Officer since May 1994 and our President and Chief Operating Officer from May 1989 to May 1994.

  .Reuben F. Richards       Age 68, a director since 1974. Retired; Chairman
                            of the Board of Terra Industries Inc. (an agricultural company) from May 1983 through April
                            1996, and Chairman of the Board of Minorco
                            (U.S.A.) Inc. (a natural resources company) from May 1990 through March 1996 and its President and
                            Chief Executive Officer from February 1994 through
                            March 1996. Also a director of Ecolab Inc.,
                            Engelhard Corporation and Santa Fe Energy
                            Resources, Inc.

  .Frederick T.             Age 66, a director since 1960. Chairman of the
   Weyerhaeuser**           Board and Treasurer of Clearwater Investment Trust
                            (a financial management company).
--------
* We anticipate that Mr. Morrow will retire on December 31, 1998--the end of the calendar year in which he becomes 72. When he retires, we may elect a new director to complete his term or reduce the number of directors.
** Dr. W.T. Weyerhaeuser and Mr. F.T. Weyerhaeuser are first cousins.

COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

  We have four standing committees.

The Audit Committee

  . Reviews with the independent auditors the auditors' annual report and scope of the next audit.

  .  Nominates the independent auditors to the Board of Directors.

  . Reviews any consulting services provided by the independent auditors and evaluates the effect this may have on the auditors' independence.

  . Reviews with external and internal auditors the adequacy of internal accounting and control systems.

  . Reviews with management and auditors the accounting and financial reporting requirements and practices.

  The members are Kenneth T. Derr, George F. Jewett, Jr., Richard B. Madden, Vivian W. Piasecki and Richard M. Rosenberg. The Audit Committee met twice in 1997.

The Executive Compensation and Personnel Policies Committee

  . Reviews annually and recommends to the Board of Directors our Chairman and Chief Executive Officer's total compensation.

  . Reviews annually our Chairman and Chief Executive Officer's recommendations on base salaries and incentive awards for certain senior officers.

  . Administers the stock incentive plans and the Management Performance Award Plan.

  . Reviews compensation and benefit plans and practices, and recommends changes.

  The members are Richard M. Morrow, Reuben F. Richards, Robert G. Schwartz, Charles R. Weaver, Frederick T. Weyerhaeuser and William T. Weyerhaeuser. The Executive Compensation and Personnel Policies Committee met six times in 1997.

The Nominating and Corporate Governance Committee

  .  Recommends the size of the Board of Directors.

  . Recommends nominees for election as directors and to serve on Committees of the Board.

  .  Suggests changes in compensation and retirement policies for directors.

  . Reviews and makes recommendations on our corporate governance guidelines and other governance issues.

  The members are Richard A. Clarke, Allen F. Jacobson, George F. Jewett, Jr., Richard B. Madden, Toni Rembe and Robert G. Schwartz. The Nominating and Corporate Governance Committee met six times in 1997.

The Finance Committee

  . Reviews and makes recommendations on financings and other financial matters.

  The members are Allen F. Jacobson, Toni Rembe, John M. Richards, Reuben F. Richards and Richard M. Rosenberg. The Finance Committee did not meet in 1997.

                                STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

  This table shows as of January 1, 1998: (1) the beneficial owner of more than 5% of the common stock and the number of shares it beneficially owned; and (2) the number of shares each director, each executive officer named in the Summary Compensation Table on page 13 and all directors and executive officers as a group beneficially owned, as reported by each person. Except as noted, each person has sole voting and investment power over the shares shown in this table.

                                    AMOUNT AND NATURE OF
                               COMMON STOCK BENEFICIALLY OWNED
                          --------------------------------------------
                           NUMBER OF SHARES      RIGHT TO   PERCENT OF     COMMON
                          BENEFICIALLY OWNED    ACQUIRE (1)   CLASS    STOCK UNITS(2)
                          ------------------    ----------- ---------- --------------
STOCKHOLDERS
The Capital Group
Companies, Inc.               2,181,200(3)            --        7.5%          --
 333 South Hope Street
 Los Angeles, CA 90071

DIRECTORS AND OTHER
 NAMED EXECUTIVE
 OFFICERS
Richard A. Clarke                 3,914(4)          1,250         *         4,746
Kenneth T. Derr                     500             1,250         *         2,102
Allen F. Jacobson                 1,000             1,250         *        10,065
George F. Jewett, Jr.           808,314(5)          1,250       2.8%          --
Richard B. Madden                26,295(4)          1,250         *         1,615
Richard M. Morrow                   500             1,250         *        10,323
Vivian W. Piasecki              115,866(6)          1,250         *         5,187
Toni Rembe                        3,231             1,250         *         6,777
John M. Richards                 26,942(7)        143,975         *           --
Reuben F. Richards                1,200             1,250         *         5,749
Richard M. Rosenberg              1,000             1,250         *         4,521
Robert G. Schwartz                2,000             1,250         *        11,270
L. Pendleton Siegel              18,461            82,525         *         2,048
Charles R. Weaver                 1,000             1,250         *         4,746
Frederick T. Weyerhaeuser     1,385,469(8)          1,250       4.8%        4,746
William T. Weyerhaeuser       1,016,726(9)(10)      1,250       3.5%       10,458
George E. Pfautsch               10,360(4)         30,150         *           884
Charles R. Pottenger             11,268            50,525         *           --
Thomas J. Smrekar                15,458            39,975         *           --
 Directors and executive
  officers as a group
  (22 persons including
  those named above)          2,623,083(11)       401,975      10.3%       85,237

-------
 *   Less than 1%.
 (1) Shares the officers and directors could acquire by exercising stock options within 60 days of January 1, 1998.

 (2) Common stock units are not actual shares of common stock and have no voting power. For directors other than Mr. Siegel, the units represent deferred directors' fees and the vested portion of the common stock units received when the directors' retirement plan was terminated in 1996. For Mr. Siegel and Mr. Pfautsch, the units represent deferred Management Performance Award Plan incentive payments. Potlatch converts the units into cash and pays the person according to an election the person makes prior to deferring fees or incentives.

                                                (Notes continued on next page.)

 (3) According to a Schedule 13G dated February 10, 1998, The Capital Group Companies, Inc., as the parent holding company of a group of investment management companies, has sole voting power over 370,700 of these shares and sole dispositive power (directly or indirectly) over all 2,181,200 shares. Also according to that Schedule 13G, Capital Research and Management Company, an investment adviser and wholly owned subsidiary of The Capital Group Companies, Inc., has sole dispositive power over 1,810,500 shares.

 (4) Includes the following numbers of shares held jointly with the person's spouse as to which the person named shares voting and investment power:
     Mr. Clarke, 3,914; Mr. Madden, 10,456; and Mr. Pfautsch, 2,200.

 (5) Includes 601,400 shares held by a trust where Mr. Jewett is the trustee and shares voting and investment power; 129,864 shares held by a foundation where he is a trustee and shares voting and investment power; 40,954 shares held by a revocable trust for his and his spouse's benefit where he shares voting and investment power; and 36,096 shares held by a revocable trust for his spouse's benefit where he shares voting and investment power. Mr. Jewett disclaims beneficial ownership of the 129,864 shares held by the foundation and the 36,096 shares held by the revocable trust for his spouse's benefit.

 (6) Does not include 4,220 shares held by Mrs. Piasecki's spouse and 17,020 shares held by trusts where he is a trustee and shares voting and investment power. Mrs. Piasecki disclaims beneficial ownership of all these shares.

 (7) Does not include 200 shares held by Mr. J.M. Richards' spouse as custodian for his minor child. Mr. Richards disclaims beneficial ownership of these shares.

 (8) Includes a total of 1,345,772 shares held by trusts where Mr. F.T. Weyerhaeuser is a trustee and shares voting and investment power for 1,237,972 shares and 197 shares held by a foundation where Mr. F.T. Weyerhaeuser is a member of the investment committee and shares investment power. Does not include 8,032 shares held by his spouse. Mr. F.T. Weyerhaeuser disclaims beneficial ownership of all these shares.

 (9) Includes 119,616 shares held by a holding company where Dr. W.T. Weyerhaeuser is Chairman of the Board and Chief Executive Officer and shares investment power. Dr. W.T. Weyerhaeuser disclaims beneficial ownership of these shares, except his proportionate interest of 5,553 shares.

(10) Includes a total of 857,411 shares held by trusts where Dr. W.T. Weyerhaeuser is a trustee and shares voting power for 37,300 shares, and voting and investment power for 766,179 shares. Also includes 197 shares held by a foundation where Dr. W.T. Weyerhaeuser is a trustee and shares investment power. Does not include 2,700 shares held by his spouse. Dr. W.T. Weyerhaeuser disclaims beneficial ownership of all these shares.

(11) Includes the shares stated in the table for each director and named executive officer without duplication of 601,400 shares attributable to both Mr. Jewett and Mr. F.T. Weyerhaeuser and 232,741 shares attributable to both Mr. F.T. Weyerhaeuser and Dr. W.T. Weyerhaeuser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of Potlatch's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and Potlatch must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, Potlatch believes all persons subject to reporting filed the required reports on time in 1997.

          COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS

  This section describes the compensation paid or payable to, or deferred for the accounts of, the directors, Chief Executive Officer and each of the four other most highly compensated executive officers for his or her services to Potlatch and its subsidiaries in 1997.

COMPENSATION OF DIRECTORS

  Annual Compensation. Each outside director, that is a director who is not a Potlatch employee, receives a fixed annual fee of $24,000. Each outside director also receives a $1,200 fee for each meeting of the Board of Directors or a committee of the Board that the director attends in person or by telephone. In addition, each committee chairman receives an additional annual fee of $3,000. Directors may defer receiving any of these fees.

  When a director defers fees, he or she elects to have the deferred fees credited with interest, or converted into common stock units. These common stock units are then credited with amounts equal to the dividends that are paid on the same amount of common stock.

  During 1997, Potlatch paid to directors, or deferred on their behalf, a total of $613,950 in fees. Potlatch also reimbursed the directors for their reasonable out-of-pocket expenses in attending Board and committee meetings. The Board of Directors met nine times in 1997. Each director attended at least 75% of the total Board and applicable committee meetings.

  Stock Options. Under the Potlatch Corporation 1995 Stock Incentive Plan, Potlatch grants each outside director a nonqualified stock option to purchase 1,000 shares of common stock in December of his or her first year as a director (or, in the case of directors serving at the time of the plan's adoption, in December 1995). Each December after that, Potlatch grants each outside director an additional nonqualified option to purchase 500 shares. In December 1997, Potlatch granted each outside director options to purchase 500 shares of common stock at an exercise price of $48.25 per share. These options will vest in two equal installments on the first and second anniversaries of the grant date. The options will expire ten years after the grant date unless earlier terminated or exercised.

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS--SUMMARY COMPENSATION TABLE

                                                   LONG-TERM
                                                  COMPENSATION
                                                     AWARDS
                                                  ------------
                              ANNUAL COMPENSATION  SECURITIES        ALL
NAME AND PRINCIPAL            -------------------  UNDERLYING       OTHER
POSITION                 YEAR  SALARY   BONUS(1)  OPTIONS/SARS COMPENSATION(2)
------------------       ---- --------- --------- ------------ ---------------
John M. Richards         1997 $ 541,970       --     60,000       $129,916
 Chairman of the Board   1996   524,200 $ 284,700    39,350         31,676
 and Chief Executive     1995   508,850   230,000    38,000         21,372
 Officer

L. Pendleton Siegel      1997   389,705       --     17,500         23,541
 President and Chief     1996   377,275   170,800    21,050         21,726
 Operating Officer       1995   366,300   140,000    20,000         15,385

Charles R. Pottenger     1997   292,920       --      9,650         16,078
 Group Vice President,   1996   283,820    89,900    11,650         15,360
 Pulp and Paperboard     1995   275,420    81,900    10,600         37,465

Thomas J. Smrekar        1997   252,700       --      8,200         13,839
 Group Vice President,   1996   242,500    76,800     9,850         12,915
 Wood Products           1995   230,000    65,000     8,800          9,660

George E. Pfautsch(3)    1997   229,500       --        --          12,734
 Senior Vice President,  1996   221,550    73,700     7,100         11,989
 Finance and Chief       1995   214,950    63,900     7,000          9,028
 Financial Officer

--------
(1) Payable in cash for 1995, and 80% in cash and 20% in common stock (or common stock units) for 1996. When an executive officer defers bonus compensation, 20% (or more if the executive elects) is deferred in the form of common stock units. No awards were paid for 1997 under the Management Performance Award Plan because Potlatch's earnings did not meet the minimum requirements under the plan.
(2) This column represents matching contributions by Potlatch under the Salaried Employees' Savings Plan. Mr. Richards' 1997 amount includes $95,196 for unused vacation payable under California law. Mr. Pottenger's 1995 amount includes $25,897 of moving expenses.
(3) Mr. Pfautsch will retire in July 1998.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS(1)
                      ----------------------------------------------
                       NUMBER OF    % OF TOTAL
                       SECURITIES  OPTIONS/SARS
                       UNDERLYING   GRANTED TO  EXERCISE             GRANT DATE
                      OPTIONS/SARS EMPLOYEES IN   PRICE   EXPIRATION  PRESENT
  NAME                  GRANTED    FISCAL YEAR  PER SHARE    DATE     VALUE(2)
  ----                ------------ ------------ --------- ---------- ----------
John M. Richards         60,000        18%       $48.25    12/04/07   $583,000
L. Pendleton Siegel      17,500         5%        48.25    12/04/07    170,000
Charles R. Pottenger      9,650         3%        48.25    12/04/07     94,000
Thomas J. Smrekar         8,200         3%        48.25    12/04/07     80,000
George E. Pfautsch          --         --           --          --         --

--------
(1) These options were granted on December 4, 1997, and become exercisable for 50% of the shares on December 4, 1998 and for the remaining 50% on December 4, 1999. If a "change in control" of Potlatch occurs, the options become exercisable in full and include stock appreciation rights. What constitutes a "change in control" for this purpose is described on page 13.

(2) We calculated this amount using the Black-Scholes option pricing model, a complex mathematical formula that uses six different market-related factors to estimate the value of stock options. The factors are stock price at date of grant, option exercise price, option term, risk-free rate of return, stock volatility and dividend yield. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive's continued employment through the two-year vesting period and the 10-year option term. The following assumptions were used to calculate the Black-Scholes value:

    Stock price at date of grant    = $48.25

    Option exercise price           = $48.25

    Option term                     = 10 years

    Risk-free rate of return        = Based on 10-year U.S. Treasury Notes

    Company stock volatility        = Based on prior 3-year monthly stock price

    Company dividend yield          = 3.61%

    Calculated Black-Scholes Value  = $9.72 per option

  If the Black-Scholes option pricing model were applied to all outstanding Potlatch shares as of December 4, 1997, the grant date, the assumed increased present value for all stockholders would be about $282 million. There is no assurance that the value received by the named executive officers or Potlatch's stockholders will be at or near the estimated value derived by the Black-Scholes model.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                   NUMBER OF
                                             SECURITIES UNDERLYING
                                                  UNEXERCISED          VALUE OF UNEXERCISED
                                                 OPTIONS/SARS        IN-THE-MONEY OPTIONS/SARS
                        SHARES                AT FISCAL YEAR-END       AT FISCAL YEAR-END(1)
                      ACQUIRED ON  VALUE   ------------------------- -------------------------
NAME                   EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                  ----------- -------- ----------- ------------- ----------- -------------
John M. Richards        18,100    $220,594   143,975      79,675      $291,400        --
L. Pendleton Siegel      8,800     135,850    82,525      28,025       178,000        --
Charles R. Pottenger     9,000     147,875    50,525      15,475       118,750        --
Thomas J. Smrekar          --          --     39,975      13,125       109,750        --
George E. Pfautsch       9,000     155,219    30,150       3,550        55,150        --

--------
(1) Based on the closing stock price in The New York Stock Exchange Composite Transactions of Potlatch common stock at December 31, 1997 of $43.00 per share.

OTHER EMPLOYEE BENEFIT PLANS

  Pension Plan Table. This table shows the estimated annual pension benefits payable under Potlatch's Salaried Employees' Retirement Plan and Supplemental Benefit Plan at normal retirement date to a person with the average annual earnings and years of credited service shown.

       AVERAGE                   YEARS OF CREDITED SERVICE
        ANNUAL      --------------------------------------------------------------
       EARNINGS        15           20           25           30           35
      ----------    --------     --------     --------     --------     --------
      $  200,000    $ 42,665     $ 56,887     $ 71,109     $ 85,331     $ 99,553
         400,000      87,665      116,887      146,109      175,331      204,553
         600,000     132,665      176,887      221,109      265,331      309,553
         800,000     177,665      236,887      296,109      355,331      414,553
       1,000,000     222,665      296,887      371,109      445,331      519,553

  In calculating final average annual earnings, the Retirement Plan and the Supplemental Benefit Plan recognize overtime, awards under the Management Performance Award Plan and other incentive payments (excluding stock option gain) paid or deferred after 1987. The plans recognize incentives in the year paid. For participants who must retire at 65, the plans calculate benefits as if the participant received a standard award under the Management Performance Award Plan. Benefits under the plans are computed as straight-life annuity amounts and are not subject to reduction by Social Security or other benefits.

  The 1997 compensation of Mr. J.M. Richards and the other named executive officers recognized by the Retirement Plan and the Supplemental Benefit Plan and their years of service for calculation of retirement plan benefits are:

         NAME               COMPENSATION YEARS OF SERVICE
         ----               ------------ ----------------
      John M. Richards        $856,490          33
      L. Pendleton Siegel      578,343          19
      Charles R. Pottenger     392,257          30
      Thomas J. Smrekar        337,575          24
      George E. Pfautsch       307,043          35

  Severance Program for Executive Employees. Under the Severance Program for Executive Employees, participants who are terminated for reasons other than misconduct, who resign within two years after a material change in compensation, benefits, assigned duties, responsibilities, privileges or perquisites, or who resign rather than relocate at Potlatch's request can receive severance pay of up to 12 months' base salary and benefits for the same period under Potlatch's medical, dental, basic accidental death and dismemberment, and life insurance plans.

  Participants who are terminated or resign under the circumstances described above after a "change in control" of Potlatch can receive severance pay of up to 2 1/2 times their base salary, plus standard bonus, benefits for up to 2 1/2 years under Potlatch's medical, dental, disability, basic accidental death and dismemberment, and life insurance plans, and the value of their unvested benefits, if any, in the Salaried Employees' Savings Plan, Retirement Plan and Supplemental Benefit Plan. We will reduce the benefits that fall under the excess parachute payment provisions of the Internal Revenue Code if the reduced payment produces a higher net after-tax benefit for the participant. In general, a "change in control" occurs when (i) Potlatch is no longer an independent publicly owned corporation or sells or disposes of all or substantially all of its assets, (ii) more than one-third of the incumbent directors were not directors three years earlier, or elected or nominated with the approval of a majority of the directors then in office who were directors three years earlier, (iii) a person becomes the beneficial owner of 20% or more of Potlatch's voting power through a tender offer or (iv) Potlatch dissolves, liquidates, or does not survive a merger or consolidation. All principal officers, appointed vice presidents and other designated employees are eligible to participate in the program.

CERTAIN TRANSACTIONS

  From time to time, Potlatch and its subsidiaries engage in transactions with companies where one of Potlatch's executive officers or directors or a member of his or her immediate family has a direct or indirect interest. All of these transactions, including those described below, are in the ordinary course of business and at competitive rates and prices.

  Pillsbury Madison & Sutro LLP, where Ms. Rembe is a partner, provides legal services to Potlatch.

  Potlatch also purchases products from and has from time to time sold products to Idaho Forest Industries, Inc., where Mr. J.M. Richards has an equity interest and where Mr. Richards' brother, W. Thomas Richards, is President and a director. In 1997, Potlatch purchased approximately $4.5 million in products from, and sold approximately $4.4 million in products to, Idaho Forest Industries, Inc.

  In addition, Potlatch employs Todd Smrekar, the son of Thomas J. Smrekar, as a plant manager. In 1997, Potlatch paid Todd Smrekar $71,237 (including a $5,420 relocation expense allowance) for his services and made matching contributions of $2,304 under the Salaried Employees' Savings Plan.

       EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE REPORT ON
                            EXECUTIVE COMPENSATION

COMPENSATION POLICY

  Our goal is to attract, retain and reward a highly competent and productive employee group. To do so, we try to provide a total compensation package that competes favorably with those offered within the paper and forest products industry, general industry and the geographic areas in which Potlatch operates. Our current compensation package includes a mix of base salary, short-term and long-term incentive opportunities and other employee benefits. Changes in compensation are based on an individual's performance, Potlatch's profits and the competitive marketplace. Our intent is that this compensation be deductible under the Internal Revenue Code's $1 million limitation. We believe that what we pay under the stock incentive plans and the Management Performance Award Plan is deductible because a participant must defer any Management Performance Award Plan payment that causes the participant's compensation to exceed $1 million.

  Our Executive Compensation and Personnel Policies Committee administers executive compensation programs, policies and practices. As part of its responsibilities, the Committee periodically reviews our executive pay structure to make sure that our target and actual cash and incentive compensation programs are competitive. It does this by examining surveys of general industry and paper and forest products industry information on base salaries and short-term and long-term incentives prepared by an independent compensation consulting firm. These surveys include data from a broad base of general industry companies and from a base of paper and forest products companies. This latter base is broader than the S&P Paper & Forest Products Index. The Committee includes general industry surveys in its review because it believes that Potlatch competes for executive talent against a wider spectrum of companies than those in the paper and forest products industry. The Committee considers the median level of the market as competitive.

  Base Salary. The base salary policy provides for compensation at competitive levels. We draw comparative data from independent, job-specific compensation surveys that, depending on participation and on the position under review, cover between 15 and 30 paper and forest products companies, many of which are in the S&P Paper & Forest Products Index, and over 300 general industry companies. The Committee considers the median level of the market as competitive. It awards increases in executive base salary for individual performance based on the executive's performance plan. These performance plans contain specific measures, both quantitative and qualitative, related to higher earnings, increased productivity, improved safety performance, and compliance with environmental requirements. Increases generally reflect established merit increase guidelines applicable to all salaried employees.

  Management Performance Award Plan. The Management Performance Award Plan provides the potential for annual incentives that are paid in cash or in a combination of cash and Potlatch common stock. We designed the plan to create an incentive for key employees, including the Chief Executive Officer and the other named officers, who are in a position to contribute to and therefore influence Potlatch's annual profit performance on an ROE basis. The plan does not permit awards unless Potlatch's earnings meet specified minimum requirements. The plan also permits us to limit the amount or change the time and form of incentive payment if total awards exceed 4% of pre-tax earnings. Beginning in 1996, the Management Performance Award Plan required at least 20% of all awards be paid in common stock or common stock units.

  Stock Incentive Plans. The purpose of the stock incentive plans is to further align employees' interests with Potlatch's long-term performance and, therefore, the long-term interests of the stockholders. We grant options to employees who are in the position to influence business results. We base target grants on specific gain objectives by responsibility level as recommended by Potlatch's independent compensation consulting firm. The goal is to provide a gain potential at the median level of competitive practice as measured by a survey of long-term incentive grant practices among major industrial companies. We consider individual performance against performance plans and potential in determining the actual amount of the grant. Since the exercise prices provided in the options represent the fair market value of the common stock when granted, the options have no value unless the common stock price appreciates in the future. The options vest in 50% increments on the first and second anniversaries of grant. Optionees may exercise their options using either cash or shares of Potlatch common stock. Before December 1995, grants to executive officers also provided stock appreciation rights. In September 1997, the executive officers relinquished all previously granted stock appreciation rights; the related stock options were not affected.

1997 COMPANY PERFORMANCE

  In 1997, Potlatch's basic earnings per share were $1.25 or a return on common stockholders' equity (or ROE) of 3.8%. This compared to $2.01 per share after extraordinary expenses and an ROE of 6.2% in 1996. Potlatch's ROE of 3.8% was above the industry's average ROE performance of a negative 0.5% in 1997, as measured by a sample of 17 major paper and forest products companies.(/1/)

1997 EXECUTIVE COMPENSATION

  Potlatch's executive compensation for 1997 consisted of only two elements: base salary and stock options under the stock incentive plans.

  The Committee determined base salaries for Messrs. Siegel, Pottenger, Smrekar and Pfautsch following the principals set forth above--namely, competitive levels and each individual's performance against his performance plan. The Committee also considered each individual's performance against his performance plan, and each individual's potential, in recommending 1997 stock option grants. Potlatch did not pay any incentives for 1997 under the Management Performance Award Plan. This was because Potlatch, despite its positive performance against the average ROE of the 17 paper and forest products companies described above, did not meet the Management Performance Award Plan's minimum earnings requirement.

1997 CHIEF EXECUTIVE COMPENSATION

  The compensation of our Chairman and Chief Executive Officer, Mr. J.M. Richards, similarly consisted of base salary and options under the stock incentive plans. In determining Mr. Richards' base salary, the Committee considered chief executive officer pay information for approximately 25 paper and forest products companies and over 200 general industry companies and the Company's guidelines for all salaried employees, which resulted in a 3.6% increase from his previous base salary. We also granted Mr. Richards options to purchase 60,000 shares of Potlatch common stock. In arriving at this number of shares, the Committee considered Mr. Richards' performance against his performance plan and his potential. Like the other named officers, Potlatch did not pay Mr. Richards an award under the Management Performance Award Plan for 1997 because Potlatch failed to meet the minimum earnings requirement as described above.

                                          THE EXECUTIVE COMPENSATION AND
                                          PERSONNEL POLICIES COMMITTEE MEMBERS

                                             F.T. Weyerhaeuser, Chairman
                                             R.M. Morrow
                                             R.F. Richards
                                             R.G. Schwartz
                                             C.R. Weaver
                                             W.T. Weyerhaeuser
--------
(/1/) The paper and forest products industry base we use for ROE comparison purposes consists of 17 major paper and forest products companies, a broader base than the 10 companies that make up the S&P Paper & Forest Products Index. Using this base has in the past created a more challenging ROE comparison than the S&P Paper & Forest Products Index since it includes companies whose ROEs have on average exceeded the ROEs of the companies included in the 10-company S&P's Paper & Forest Products Index.

                               PERFORMANCE GRAPH

                     COMPARISON OF FIVE-YEAR TOTAL RETURNS*

                       [PERFORMANCE GRAPH APPEARS HERE]


                                1992 1993 1994 1995 1996 1997
                                ---- ---- ---- ---- ---- ----
   Potlatch Corporation         $100 $106 $ 87 $ 97 $109 $113
   S&P Paper & Forest Products   100  111  117  129  144  155
   S&P 500 Composite             100  111  113  156  190  253

--------
*Assumes $100 was invested on December 31, 1992.
 Total return assumes quarterly reinvestment of dividends.

                   POTLATCH'S ANNUAL MEETING OF STOCKHOLDERS

                              COEUR D'ALENE RESORT
                            115 SOUTH SECOND STREET
                              COEUR D'ALENE, IDAHO

                                      MAP




                              [MAP APPEARS HERE]

                                                  [LOGO OF POTLATCH CORPORATION]

                                                           POTLATCH CORPORATION

                                                        601 W. RIVERSIDE AVE.
                                                        SUITE 1100
                                                        SPOKANE, WA 99201
                                                        TELEPHONE (509) 835-1500

                                                                 March 26, 1998

Dear Bank, Broker or Nominee:

  Under the Restated Certificate of Incorporation of Potlatch Corporation, stockholders who were the beneficial owners of shares of Common Stock on the record date for the upcoming meeting of stockholders and who have owned such shares continuously from and including March 1, 1994 will be entitled to four
(4) votes per share for each such share upon submitting acceptable evidence of beneficial ownership to the Company. Stockholders who own shares of Common Stock in "street" or "nominee" name or through a broker, clearing agency, voting trustee, bank, trust company or other nominee are presumed to be entitled to exercise one (1) vote per share for each such share. To become entitled to four (4) votes per share, a stockholder must provide written proof that there has been no change in the beneficial ownership of his or her shares from and including March 1, 1994. Such proof must at least consist of a written certification in the form provided on the proxy.

  In certain circumstances, the Company may rely on your representation with respect to the beneficial owners of shares of Common Stock of Potlatch Corporation held in your name who are entitled to exercise four (4) votes per share, provided that such beneficial owners have completed and returned to you for your records written certifications in the form provided on the proxy card as to their beneficial ownership and you have forwarded a summary of such voting information on the summary proxy card on the reverse side of this letter to Potlatch Corporation or its agent. HOWEVER, THE COMPANY UNCONDITIONALLY RESERVES THE RIGHT TO REVIEW EACH AND EVERY WRITTEN CERTIFICATION ON ANY PROXY CARD COMPLETED BY A BENEFICIAL OWNER OF SHARES OF COMMON STOCK OF POTLATCH CORPORATION TO DETERMINE WHETHER SUCH BENEFICIAL OWNER IS ENTITLED TO EXERCISE THE CLAIMED FOUR (4) VOTES PER SHARE.

                                         Very truly yours,

                                         /s/ Betty R. Fleshman

                                         Betty R. Fleshman
                                         Secretary

PROXY                                                                     PROXY
                             POTLATCH CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes JOHN M. RICHARDS, L. PENDLETON SIEGEL and BETTY R. FLESHMAN, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 21, 1998, or at any adjournment thereof.

                                SHARES AS TO WHICH
                                 THERE HAS BEEN NO      SHARES AS TO WHICH
                               CHANGE IN BENEFICIAL   THERE HAS BEEN A CHANGE
                                  OWNERSHIP SINCE     IN BENEFICIAL OWNERSHIP
                                   MARCH 1, 1994        SINCE MARCH 1, 1994
                              ----------------------- -----------------------
                              (POST NUMBER OF SHARES  (POST NUMBER OF SHARES
                               NOT NUMBER OF VOTES)    NOT NUMBER OF VOTES)
                                  FOR      WITHHOLD       FOR      WITHHOLD
                                  ---      --------       ---      --------
1. ELECTION OF SIX DIRECTORS
   TO SERVE UNTIL THE 2001
   ANNUAL MEETING OF
   STOCKHOLDERS:
    R. A. Clarke                     shs.        shs.        shs.        shs.
    A. F. Jacobson                   shs.        shs.        shs.        shs.
    G. F. Jewett, Jr.                shs.        shs.        shs.        shs.
    V. W. Piasecki                   shs.        shs.        shs.        shs.
    R. G. Schwartz                   shs.        shs.        shs.        shs.
    L. P. Siegel                     shs.        shs.        shs.        shs.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX DIRECTORS.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR THE ELECTION OF THE SIX DIRECTORS.

If the summary voting table above is not completed, it will be deemed for purposes of this proxy that there has been a change in the beneficial ownership of all Common Shares covered hereby subsequent to March 1, 1994.

                                         Dated: _________________________, 1998

                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------
                                         (Sign name exactly as imprinted
                                         hereon. In signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, give full title as such. If
                                         signer is a corporation, give full
                                         corporate name and sign by duly
                                         authorized officer, showing the
                                         officer's title.)

                                              PLEASE DATE, SIGN AND RETURN

                              POTLATCH CORPORATION

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes JOHN M. RICHARDS, L. PENDLETON SIEGEL and BETTY R. FLESHMAN, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 21, 1998, or at any adjournment thereof.

1. ELECTION OF SIX DIRECTORS TO SERVE UNTIL THE 2001 ANNUAL MEETING OF
   STOCKHOLDERS:

   [_] FOR all nominees listed below
       (except as marked to the contrary below)

   [_] WITHHOLD AUTHORITY to vote
       for all nominees listed below

     Richard A. Clarke, Allen F. Jacobson, George F. Jewett, Jr., Vivian W.
               Piasecki, Robert A. Schwartz, L. Pendleton Siegel

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

   -----------------------------------------------------------------------------

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX DIRECTORS.

                                      (Continued and to be signed on other side)






(Continued from other side)

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR THE ELECTION OF THE SIX DIRECTORS.

By signing below, the undersigned certifies that:

    (i) there has been NO change in the beneficial ownership of        shares
        of Common Stock covered hereby from and including March 1, 1994; and

   (ii) there has been a change in the beneficial ownership (such as a
        purchase) of        shares of Common Stock since that date.

If no certification is made, it will be deemed for purposes of this proxy that there has been a change in the beneficial ownership of all shares of Common Stock covered hereby subsequent to March 1, 1994.

                                             Dated: _____________________, 1998

                                             ----------------------------------

                                             ----------------------------------
                                             (SIGN NAME EXACTLY AS IMPRINTED
PLEASE DATE, SIGN AND RETURN                 HEREON. FOR JOINT ACCOUNTS, BOTH
                                             OWNERS SHOULD SIGN. IN SIGNING AS
                                             ATTORNEY, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OR
                                             GUARDIAN, GIVE FULL TITLE AS
                                             SUCH. IF SIGNER IS A CORPORATION,
                                             GIVE FULL CORPORATE NAME AND SIGN
                                             BY DULY AUTHORIZED OFFICER,
                                             SHOWING THE OFFICER'S TITLE.)

PROXY                                                                      PROXY

                             POTLATCH CORPORATION

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 1998
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes JOHN M. RICHARDS, L. PENDLETON SIEGEL and BETTY R. FLESHMAN as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 21, 1998, or at any adjournment thereof.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                             POTLATCH CORPORATION

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX DIRECTORS.

1. Election of six Directors to serve until the 2001 Annual Meeting of Stockholders--Nominees: Richard A. Clarke, Allen F. Jacobson, George F. Jewett, Jr., Vivian W. Piasecki, Robert G. Schwartz, L. Pendleton Siegel.

           FOR ALL          WITHHOLD ALL              FOR ALL
                                               (Except as written below)
             [ ]                 [ ]                    [ ]

   _________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                          THIS PROXY WILL BE VOTED AS DIRECTED
                                          BUT IF NOT OTHERWISE DIRECTED, FOR
                                          THE ELECTION OF THE SIX DIRECTORS.


                                                Dated:____________________, 1998

                                          ______________________________________
                                          Signature

                                          ______________________________________
                                          Signature

                                          (Sign name exactly as imprinted
                                          hereon. For joint accounts, both
                                          owners should sign. In signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, give full title
                                          as such. If signer is a corporation,
                                          give full corporate name and sign by
                                          duly authorized officer, showing the
                                          officer's title.)


                           . FOLD AND DETACH HERE .

                            YOUR VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE

                                             Putnam Defined Contribution Plans
                                             P.O. Box 9740
                                             Providence, Rhode Island 02940-9740

[LOGO OF PUTNAM INVESTMENTS]



March 31, 1998

Dear Participant of the Potlatch Savings Plan:

The Board of Directors of Potlatch Corporation is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on May 21, 1998 and any adjournment thereof. Enclosed are Potlatch Corporation's Proxy Statement for its 1998 Annual Meeting of Stockholders and a card on which you can indicate your voting instructions.

The stock in your account under the Savings Plan is held by us as Trustee. Please see the enclosed Confidential Voting Card for details on how your shares will be voted. In accordance with the time-phased voting provision of Potlatch Corporation's Restated Certificate of Incorporation, you are entitled to four votes for each share in your account on the matters to be voted upon at this year's Annual Meeting. The matters to be presented at the meeting are described in detail in the attached Notice of Meeting and Proxy Statement.

Please mark your voting instructions on the enclosed card and date, sign and return this card in the enclosed envelope. Your vote will be held in confidence.

Very Truly Yours,

Putnam Fiduciary Trust Company



                            BOSTON . LONDON . TOKYO

[LOGO OF POTLATCH CORPORATION]

POTLATCH CORPORATION

601 W. Riverside Ave.
Suite 1100
Spokane, WA 99201


                                                     IMPORTANT
                                                     ---------

                                                YOUR PROXY CARD IS
                                                    ENCLOSED IN
                                                   THIS ENVELOPE


                     PLEASE VOTE, SIGN AND RETURN PROMPTLY


         . Please fold and detach card at perforation before mailing .

                             POTLATCH CORPORATION
                       SALARIED EMPLOYEES' SAVINGS PLAN
CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   PLEASE  MARK YOUR  VOTING INSTRUCTIONS  ON THE REVERSE SIDE OF THIS CARD.
    YOUR SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED,
      FOR THE ELECTION OF SIX DIRECTORS. IF YOU DO NOT RETURN THIS CARD,
        THE TRUSTEE MUST VOTE YOUR PLAN SHARES IN THE SAME PROPORTION
                     AS VOTED BY OTHER PLAN PARTICIPANTS.

                                          --------------------------------------
                                          |                                    |
                                          |                                    |
                                          --------------------------------------
                               (Please sign exactly as name appears to the left)

                                   Dated:_________________________________, 1998

         . Please fold and detach card at perforation before mailing .

Putnam Fiduciary Trust Company, Trustee:

                             POTLATCH CORPORATION
                       SALARIED EMPLOYEES' SAVINGS PLAN
 CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD DIRECTORS

     You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Salaried Employees' Savings Plan at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 21, 1998, or at any adjournment thereof.

1. ELECTION OF SIX DIRECTORS TO SERVE UNTIL THE 2001 ANNUAL MEETING OF
   STOCKHOLDERS:

   [_] FOR all nominees listed below
       (except as marked to the contrary below)

   [_] WITHHOLD AUTHORITY to vote for all nominees listed below

         Richard A. Clarke, Allen F. Jacobson, George F. Jewett, Jr.,
          Vivian W. Piasecki, Robert G. Schwartz, L. Pendleton Siegel

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

         _____________________________________________________________

2. ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE
                                SIX DIRECTORS.

                                     (Continued and to be signed on other side.)

[LOGO OF POTLATCH CORPORATION]

POTLATCH CORPORATION

601 W. Riverside Ave.
Suite 1100
Spokane, WA 99201


                                                     IMPORTANT
                                                     ---------

                                                YOUR PROXY CARD IS
                                                    ENCLOSED IN
                                                   THIS ENVELOPE

                     PLEASE VOTE, SIGN AND RETURN PROMPTLY


         . Please fold and detach card at perforation before mailing .

                             POTLATCH CORPORATION
                       SAVINGS PLAN FOR HOURLY EMPLOYEES
CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   PLEASE  MARK YOUR  VOTING INSTRUCTIONS  ON THE REVERSE SIDE OF THIS CARD.
    YOUR SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED,
      FOR THE ELECTION OF SIX DIRECTORS. IF YOU DO NOT RETURN THIS CARD,
        THE TRUSTEE MUST VOTE YOUR PLAN SHARES IN THE SAME PROPORTION
                     AS VOTED BY OTHER PLAN PARTICIPANTS.

                                          --------------------------------------
                                          |                                    |
                                          |                                    |
                                          --------------------------------------
                               (Please sign exactly as name appears to the left)

                                   Dated:_________________________________, 1998

         . Please fold and detach card at perforation before mailing .

Putnam Fiduciary Trust Company, Trustee:

                             POTLATCH CORPORATION
                       SAVINGS PLAN FOR HOURLY EMPLOYEES
 CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD DIRECTORS

     You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Savings Plan for Hourly Employees at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 21, 1998, or at any adjournment thereof.

1. ELECTION OF SIX DIRECTORS TO SERVE UNTIL THE 2001 ANNUAL MEETING OF
   STOCKHOLDERS:

   [_] FOR all nominees listed below
       (except as marked to the contrary below)

   [_] WITHHOLD AUTHORITY to vote for all nominees listed below

         Richard A. Clarke, Allen F. Jacobson, George F. Jewett, Jr.,
          Vivian W. Piasecki, Robert G. Schwartz, L. Pendleton Siegel

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

         _____________________________________________________________

2. ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE
                                SIX DIRECTORS.

                                     (Continued and to be signed on other side.)